Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,382,813
Previously Paid Amount	0.00
Total Fee Amount	2,952.97
Total Offset Amount	0.00
Net Fee	$ 2,952.97